UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: MAY 31

Date of reporting period: JUNE 1, 2009 – MAY 31, 2010

                                          (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers AMG Funds

May 31, 2010

Essex Growth Fund

Essex Small/Micro Cap Growth Fund

AR015-0510

Managers AMG Funds

Essex Growth and Essex Small/Micro Cap Growth Funds

Annual Report – May 31, 2010

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Essex Growth Fund	4

Essex Small/Micro Cap Growth Fund	10

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	17

FINANCIAL STATEMENTS

Statements of Assets and Liabilities	18
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	19
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	20
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	21
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	23
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

TRUSTEES AND OFFICERS	30

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. Investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions pertaining to the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”) is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). At MIG, we have the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. Additionally, the set of our Funds that are managed by these proprietary firms benefit from our internal investment monitoring activities, compliance team, and other administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

In anticipation of an economic recovery, equity markets rallied for the majority of past twelve months as part of one of the greatest rebounds in the history of the markets. As you would expect when coming out of a recession, smaller cap equities led the way as investors embraced risk and bid up the prices of the most speculative asset classes. On a sector basis, real estate securities, which are typically small and mid-sized in terms of market capitalizations, were exceptional performers after experiencing substantial losses during the recent bear market. The rally, which was relatively broad based, however, lost quite a bit of steam towards the end of the period as investors became increasingly concerned about Greece’s debt burden and the potential for its problems to spill over to the rest of the PIIGS (Portugal, Italy/Ireland, Greece and Spain) nations. Meanwhile, the possibility of contagion throughout Europe has already resulted in a substantial pullback among global equities as investors, who sought risk at the beginning of the period, reassessed their risk tolerances in what has recently become a highly volatile environment.

Against this backdrop, the performance of the Managers AMG Essex Growth Fund and the Managers AMG Essex Small/Micro Cap Growth Fund (each a “Fund,” and collectively the “Funds”), which are discussed in this report, was challenged on a relative basis, as detailed below.

Periods Ended 05/31/10	6 Months	1 Year	3 Years	5 Years
Essex Growth Fund - (I)	0.00%	15.05%	(12.00)%	(3.10)%
Russell 3000® Growth Index	1.68%	22.26%	(5.61)%	1.60%
Essex Small/Micro Cap Growth Fund - (A) No Load	10.00%	25.53%	(10.24)%	1.81%
Russell 2000® Growth Index	13.68%	30.54%	(5.55)%	3.21%

(I) = Institutional Share Class; (A) = A Share Class.

Letter to Shareholders (continued)

For the fiscal year ended May 31, 2010, the Managers AMG Essex Small/Micro Cap Growth Fund returned 25.53%, underperforming its benchmark, the Russell 2000® Growth Index, which returned 30.54%. The primary driver of the underperformance was the Fund’s exposure to energy stocks, both traditional and alternative. In the alternative space, several stocks detracted from performance including Exide Technologies, FuelCell Energy and A Power Generation Systems, which is essentially a play on wind energy in China. The Fund’s exposure to consumer discretionary stocks also weighed on results. More specifically, the Fund’s stocks in the for profit education segment lagged during the period partly due to the countercyclical nature of this industry as well as due to concerns over regulatory reform. Partially offsetting the aforementioned detractors was strong stock selection in information technology and health care.

For the fiscal year ended May 31, 2010, the Managers AMG Essex Growth Fund returned 15.05%, underperforming its benchmark, the Russell 3000® Growth Index, which returned 22.26%. The primary driver of the underperformance was the Fund’s results in the industrials and information technology sectors. Within technology, STEC was a notable detractor dropping 64% as it suffered from competitive concerns and an inventory overhang at EMC Corp. In industrials, Quanta Services was a key detractor as it was negatively impacted by lackluster new contract activity, lack of progress on energy policy and concerns over renewables awards. Partially offsetting the aforementioned detractors was strong stock selection in health care.

The following report covers the one-year period ended May 31, 2010. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for either of these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the market research section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2010	Expense Ratio for the Period	Beginning Account Value 12/01/2009	Ending Account Value 05/31/2010	Expenses Paid During the Period*
Essex Growth Fund
Institutional Class
Based on Actual Fund Return	1.52%	$1,000	$1,000	$7.58
Based on Hypothetical 5% Annual Return	1.52%	$1,000	$1,017	$7.64
Essex Small/Micro Cap Growth Fund
Class A
Based on Actual Fund Return	1.44%	$1,000	$1,100	$7.54
Based on Hypothetical 5% Annual Return	1.44%	$1,000	$1,018	$7.24
Class C
Based on Actual Fund Return	2.19%	$1,000	$1,095	$11.44
Based on Hypothetical 5% Annual Return	2.19%	$1,000	$1,014	$11.00

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Essex Growth Fund

Portfolio Manager’s Comments

The Period in Review

For the fiscal year ended May 31, 2010, the Essex Growth Fund (the “Fund”) returned 15.05%, trailing the Russell 3000® Growth Index, which returned 22.26%.

Portfolio/Sector Commentary

Through the latter half of 2009, stabilizing home prices, improving global trade and narrowing credit spreads boosted investor confidence that world economies were responding favorably to the unprecedented policy actions implemented earlier in the year. U.S. stock prices continued to climb higher into January 2010 from the 2009 lows, but then saw two material corrections from mid-January to mid-February, and again in the month of May. Concerns about the deteriorating fiscal health of select European nations, signs that tighter economic policies in China are leading to a cooling off of that country’s growth, and mixed U.S. economic data contributed to these selloffs.

As the market rallied from mid-2009 into January 2010, the Technology sector was the clear leader. Many stocks in this area surged as beaten-down prices benefited from the return of economic visibility and the expectations, soon realized, of improving demand. Consumer discretionary also outperformed, although to a lesser degree, for similar reasons. Other sectors generally underperformed the benchmark modestly during this time period, with the clear laggard being energy (weighed down by the stock performance of large, integrated companies). Since the market entered its first correction in mid-January 2010, both the direction of absolute performance and sector leadership has changed dramatically. The technology sector, which had led performance following the 2009 lows, materially underperformed the benchmark. The largest laggards, however, were the materials and energy sectors. Both of these sectors suffered from a sharply appreciating dollar that caused a reversal in most commodity price trends. Energy also suffered dramatically from the ongoing environmental disaster in the Gulf of Mexico. Strong outperformance came in consumer discretionary (prompted by the drop in oil prices and continued disinflation) and industrials (prompted by strong earnings revision trends among industrial companies).

Health Care: After months of lagging performance due to reform uncertainties, the sector brightened in 2010 as the economy improved and political clarity surfaced. Favorable stock selection drove returns, particularly in Pharmaceuticals, Biotechnology and Life Sciences companies. Top performers included Human Genome Sciences, Inc. and Momenta Pharmaceuticals, Inc. Shares of Human Genome Sciences rose sharply in July 2009 following positive Phase III results for its Lupus drug, Benlysta. Physicians are optimistic as Benlysta is the first promising drug for Lupus in fifty years. Also noteworthy is the anticipated approval of the blood thinner drug, M-Enoxaparin. Health Care Services also benefitted as an improving economy and easing credit markets enabled hospitals and other end markets to increase spending. Shares of Thoratec Corp. rose on investor expectations for rising sales of the company’s HeartMate II product. Returns in medical equipment and instruments struggled as investors grappled with the uncertainties of political reform. The Fund’s position in Illumina, Inc. was not spared. St. Jude Medical, Inc. also detracted from performance.

Telecommunications Services: Stock selection positively influenced performance in Telecommunications Services. NII Holdings, Inc. was a top contributor. The mobile communications provider announced the sale of a 30% stake in its Mexican subsidiary to Televisa, the terms of which implied a valuation for NII far in excess of its stock price. MetroPCS Communications, Inc. gave back partial gains as investors feared increasing competition in the prepaid market would result in declining revenue per user and decreasing earnings in the long-term.

Materials: While stock selection in materials had a positive impact on returns, overweight positions in fertilizer companies Mosaic Co. and Potash Corp. of Saskatchewan, Inc. dampened the sector’s contribution to returns. United States Steel Corp. benefitted from improving shipments and pricing in its North American Flat Rolled segment, highlighting the company’s operating leverage in its steel division. Specialty metal producer Allegheny Technologies, Inc. benefitted from positive trends in titanium demand and stainless steel. Shares of coal producer Walter Energy, Inc. rose on strengthening macro conditions in global met coal demand. Met coal contracts are typically aligned in the second quarter and Essex expects an increase in contract activity, particularly from China, to be a significant catalyst. Shares of fertilizer manufacturer, Potash, fell in response to relatively weaker farmer economics and a less robust demand environment. Similarly, Mosaic declined as investors grew cautious over the phosphate market amidst lighter demand and rising sulfur costs.

Energy: Although stock selection was favorable, the Fund’s overweight position in energy detracted from performance. Carbo Ceramics benefitted from high demand for its ceramic proppants used in fracturing oil and natural gas wells. Occidental Petroleum benefitted from a higher price of oil as well as increased appreciation for its California assets. Despite continued solid fundamentals and strong execution, shares of Southwestern Energy Co. reacted negatively to the deterioration of natural gas prices which declined during the beginning of 2010. Tenaris suffered from product mix issues and higher than expected costs at the end of 2009.

Financials: Financials detracted from returns during the twelve month period. Bright spots included holdings in Fifth Third Bancorp and Zions Bancorp. As the credit trends became more encouraging, the market saw movement back into banks. Fifth Third Bancorp reported earnings that exceeded investor expectations for the end of 2009. The bank also benefitted from strong

Essex Growth Fund

Portfolio Manager’s Comments (continued)

capital ratios and widening net interest margins. These gains were offset by weaker performance in the Fund’s investment bank holdings, Goldman Sachs Group, Inc. and Morgan Stanley. Both firms weathered a continuation of overhang from regulatory issues, particularly the proposed Volcker rule that threatened to prohibit proprietary trading and hedge fund/private equity activities at banks. Furthermore, merger and acquisition activity remained sluggish along with trading volumes which were lower than that seen amidst the volatility of 2009.

Consumer: The twelve month period was volatile for consumer stocks. In light of weakening employment and housing trends, the group initially traded off on concerns about consumer spending. However, performance later rebounded as consumer sentiment was lifted. Positions in G-III Apparel Group Ltd. and TJX Cos. were bright spots during the period. Outerwear apparel manufacturer G-III Apparel continues to capitalize on trends and expand in luxury markets, department stores, and under the successful Calvin Klein label. Retailer TJX Cos. experienced further gains in comparable store sales for the end of 2009, driven by increasing customer traffic. The company continues to benefit from trends such as a value-minded consumer. Chinese automotive supplier Wonder Auto Technology was negatively impacted by weak sentiment on China, despite reporting strong sales results and a robust outlook. Royal Caribbean Cruises Ltd. battled lower traffic and adverse foreign exchange rate effects at the end of the twelve month period. The education sector, which is less cyclical, lagged in 2009 as investors worried about possible negative regulatory changes. This concern ultimately impacted American Public Education, Inc. negatively.

Information Technology: Following a strong performance in the second half of 2009 driven by an improving demand outlook, technology was a lagging sector in the opening months of 2010 as investors digested prior gains. Despite fears of inventory building at the start of 2010, the Fund’s holdings in Semiconductor companies aided performance for the twelve month period. Aixtron AG, Rubicon Technology, Inc., NVIDIA Corp. and ASML Corp. were bright spots in the sector. Rubicon benefitted from improved demand in the LED market. Aixtron was fueled by strong LED demand for TV and notebook backlighting and commercial outdoor/indoor lighting demand. NVIDIA Corp. enjoyed an improvement in end market demand and better margins as workstation demand came back to life. Shares of ASML Holdings were boosted by expectations of a near-term cyclical recovery last fall after a 15-year low for global semis equipment ordering. In contrast, MEMC Electronic Materials, Inc. detracted from returns.

In Software, Salesforce.com, Inc. and Sourcefire, Inc. were both contributors. Salesforce.com continues to see very strong demand for its software-as-a-service product offering while Sourcefire benefited from the federal government’s heightened interest in cyber security.

In Hardware, Dolby Laboratories, Inc. was a notable contributor, benefitting from pricing leverage and market share gains. DragonWave, Inc. was the largest detractor. Investors remain concerned that over three-fourths of the company’s revenues are realized from a single customer. Shares of STEC, Inc. suffered on concerns about an inventory build at a key customer. Holdings in Motorola, Inc. suffered after the company reported unimpressive margins in their handset division.

Industrials: The industrials sector detracted from returns. While shares of BE Aerospace, Inc. reacted positively to increased investor confidence in build rates for new commercial aircraft and improving air traffic volumes, holdings with exposure to infrastructure lagged. These included URS Corp., AECOM Technology Corp., and Quanta Services. Delays in project spending resulting from the recession as well as a less-than-expected impact from fiscal stimulus caused these holdings to lag the index.

Outlook

Essex continues to believe the economic recovery that began in the third quarter of 2009 will strengthen as 2010 progresses. Inventory restocking, a rebound in business investment, and rising exports should be important contributors over the next several quarters. While Essex senses that job creation is on the verge of sustained positive gains, persistently high unemployment and the uneven pace of improvement in housing are key risks to the forecast. The Federal Reserve is mindful of these challenges, and with inflationary pressures largely absent, they are unlikely to raise interest rates in 2010. This combination of an expanding economy and low bond yields should result in continued superior returns for stocks compared to those for fixed income and cash.

Over the past year, equity market performance has far exceeded consensus expectations, as massive policy stimulus successfully averted the downward spiral in asset values and economic activity. While handwringing over the Federal Reserve’s next steps and the deteriorating fiscal picture for many developed countries will keep financial markets on edge, the trend in corporate profits will remain the key driver for stock prices in the year ahead. In this environment, individual company selection will be critical in achieving above average returns, an enduring strength of Essex’s investment process. Essex’s emphasis remains on companies across a number of sectors where earnings power has not been fully acknowledged by the market.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike

Essex Growth Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

the Fund, the Russell 3000® Growth Index is unmanaged, is not available for investment and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Institutional Class on March 1, 2002, to a $10,000 investment made in the Russell 3000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Essex Growth Fund – Institutional Class shares and the Russell 3000® Growth Index since the Fund’s inception through May 31, 2010.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception*
Essex Growth Fund - Institutional Class[2,3]	15.05%	(3.10)%	(1.12)%
Russell 3000® Growth Index[4]	22.26%	1.60%	1.27%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

*	Commencement of operations was March 1, 2002.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2010. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 3000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 3000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Essex Growth Fund

Fund Snapshots

May 31, 2010

Portfolio Breakdown

Industry	Essex Growth Fund**	Russell 3000® Growth Index
Information Technology	37.0%	31.9%
Health Care	17.8%	16.1%
Industrials	12.5%	11.1%
Consumer Discretionary	10.5%	11.9%
Materials	6.6%	3.6%
Energy	5.7%	3.8%
Financials	5.0%	5.2%
Consumer Staples	2.8%	14.9%
Telecommunication Services	2.3%	0.7%
Utilities	0.0%	0.8%
Other Assets and Liabilities	(0.2)%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Apple, Inc.*	4.1%
Google, Inc.*	3.1
MELA Sciences, Inc.	2.7
SRS Labs, Inc.	2.5
TJX Cos., Inc., The	2.4
DragonWave, Inc.*	2.4
NII Holdings, Inc., Class B	2.3
Cisco Systems, Inc.*	2.1
Advanced Energy Industries, Inc.	2.1
Microsoft Corp.*	1.9

Top Ten as a Group	25.6%

*	Top Ten Holding at November 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Essex Growth Fund

Schedule of Portfolio Investments

May 31, 2010

	Shares		Value
Common Stocks - 100.2%
Consumer Discretionary - 10.5%
Amazon.com, Inc.*	918		$115,172
G-III Apparel Group, Ltd.*	3,360		96,331
Johnson Controls, Inc.	3,229		92,123
Lowe’s Companies, Inc.	3,993		98,827
Netflix, Inc.*	682		75,804
Royal Caribbean Cruises, Ltd.*	4,125	[2]	119,625
TJX Cos., Inc., The	3,951		179,613
Total Consumer Discretionary			777,495
Consumer Staples - 2.8%
Green Mountain Coffee Roasters, Inc.*	5,175		122,389
TreeHouse Foods, Inc.*	1,792		82,611
Total Consumer Staples			205,000
Energy - 5.7%
Anadarko Petroleum Corp.	1,932		101,102
CARBO Ceramics, Inc.	1,764		114,131
Halliburton Co.	2,533		62,894
Occidental Petroleum Corp.	978		80,695
Range Resources Corp.	1,337		60,098
Total Energy			418,920
Financials - 5.0%
Ameriprise Financial, Inc.	2,931		116,624
E*Trade Group, Inc.*	35,472		52,499
JPMorgan Chase & Co.	940		37,205
NYSE Euronext	2,763		79,215
Zions Bancorporation	3,649		87,394
Total Financials			372,937
Health Care - 17.8%
Allergan, Inc.	1,311		78,909
Amylin Pharmaceuticals, Inc.*	4,085		67,484
Celgene Corp.*	2,545		134,274
Cutera, Inc.*	5,888		52,285
Express Scripts, Inc.*	780		78,468
HMS Holdings Corp.*	1,280		69,453
Human Genome Sciences, Inc.*	5,064		125,385
Illumina, Inc.*	1,574		66,171
MELA Sciences, Inc.*	26,662	[2]	201,031
Momenta Pharmaceutical, Inc.*	7,684		101,967
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	1,456		79,818
Thermo Fisher Scientific, Inc.*	1,481		77,101
Thoratec Corp.*	2,686		117,835
Vertex Pharmaceuticals, Inc.*	1,937		67,001
Total Health Care			1,317,182
Industrials - 12.5%
American Superconductor Corp.*	3,963	[2]	121,505
BE Aerospace, Inc.*	3,386		91,828
Cummins, Inc.	1,360		92,453
FedEx Corp.	1,448		120,894
Kaydon Corp.	2,140		80,336
McDermott International, Inc.*	4,470		99,145
Parker Hannifin Corp.	1,318		81,004
Quanta Services, Inc.*	4,173		86,506
Rockwell Automation, Inc.	1,691		90,350
United Technologies Corp.	860		57,947
Total Industrials			921,968
Information Technology - 37.0%
Acme Packet, Inc.*	4,269		125,124
Advanced Energy Industries, Inc.*	12,526		154,821
Akamai Technologies, Inc.*	1,888		74,991
Amphenol Corp., Class A	2,816		119,398
Apple, Inc.*	1,176		302,420
Arcsight, Inc.*	3,825		82,850
Broadcom Corp., Class A	3,076		106,184
Cisco Systems, Inc.*	6,801		157,511
CommScope, Inc.*	3,042		85,784
Dolby Laboratories, Inc., Class A*	1,453		95,913
DragonWave, Inc.*	29,904		178,527
Google, Inc., Class A*	475		230,460
GSE Systems, Inc.*	7,451		36,584
JDS Uniphase Corp.*	6,786		78,039
LivePerson, Inc.*	4,434		28,644
Microsoft Corp.	5,365		138,417
Monster Worldwide*	5,040	[2]	74,542
Omnivision Technologies, Inc.*	5,177		99,864
Rubicon Technology, Inc.*	4,654	[2]	126,496
Salesforce.com, Inc.*	1,120		96,914
Skyworks Solutions, Inc.*	4,834		77,006
SRS Labs, Inc.*	20,297		184,297
TriQuint Semiconductor, Inc.*	11,548		81,067
Total Information Technology			2,735,853

The accompanying notes are an integral part of these financial statements.

Essex Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 6.6%
Allegheny Technologies, Inc.	1,781	$97,385
Goldcorp, Inc.	3,087	133,019
Potash Corp. of Saskatchewan, Inc.	963	95,520
STR Holdings, Inc.*	3,095	65,645
Walter Industries, Inc.	1,218	96,624
Total Materials		488,193
Telecommunication Services - 2.3%
NII Holdings, Inc., Class B*	4,700	171,409
Total Common Stocks (cost $7,624,698)		7,408,957
Short - Term Investments - 3.7%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.18%[3]	227,000	227,000
BNY Institutional Cash Reserves Fund, Series B* [3,4]	34,551	7,083
Dreyfus Cash Management Fund, Institutional Class Shares, 0.12%	37,681	37,681
Total Short-Term Investments (cost $299,232)		271,764
Total Investments - 103.9% (cost $7,923,930)		7,680,721
Other Assets, less Liabilities - (3.9)%		(290,891)
Net Assets - 100.0%		$7,389,830

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments

The Period in Review

For the fiscal year ended May 31, 2010, the Essex Small/Micro Cap Growth Fund (the “Fund”) gained 25.53%, underperforming the Russell 2000® Growth Index, which returned 30.54%.

Portfolio/Sector Commentary

Through the latter half of 2009, stabilizing home prices, improving global trade and narrowing credit spreads boosted investor confidence that world economies were responding favorably to the unprecedented policy actions implemented earlier in the year. U.S. stock prices continued to climb higher in the first quarter of 2010, but then fell in the second quarter. Concerns about the deteriorating fiscal health of selected European nations, signs of cooling in China’s growth, and mixed U.S. economic data resulted in a selloff. Sector leadership at the start of 2010 differed substantially from the second half of 2009, with rotation into previously underperforming sectors. Health Care reemerged as a strong performer, with greater clarity on reform removing a significant amount of uncertainty for the group. Consumer discretionary also resumed its leadership, as did financials. However, the cyclical groups that led returns in the second half of 2009 stalled in the first quarter, with technology, energy, and industrials all lagging overall benchmark performance. When the market weakened in the second quarter of 2010, consumer discretionary continued to lead, and industrials resumed leadership. Technology posted in-line returns, healthcare lagged, and energy underperformed significantly as the Gulf oil spill weighed on industry returns. Smaller-capitalization companies led the advance in the second and third quarters of 2009, ceding to larger-sized companies in the fourth quarter, only to resume leadership once again in 2010. Growth stocks outpaced value stocks, particularly for small caps, in the second quarter of 2009, but value stocks significantly outperformed growth stocks of all sizes in the third quarter. This trend reversed in the fourth quarter when growth stocks were once again the frontrunner, followed by value stocks once again taking the market lead in 2010.

Information Technology: Following very strong performance in the second half of 2009 driven by an improving demand outlook, Technology was a lagging sector in the opening months of 2010 as investors digested prior gains. Driven by favorable stock selection, Essex added significant value in the sector over the twelve month period. Holdings in Hardware and Equipment added the most value, and included key contributors such as Acme Packet, Inc., Power-One, Inc., and DG FastChannel, Inc. Acme benefited from robust demand for its IP communications infrastructure products while Power-One experienced significant growth in demand for its renewable energy inverter products both in China and North America.

DG FastChannel reported positive first quarter results that reflected an improving business environment, positive advertising trends in local TV, and higher electronic delivery. Presstek, Inc., Xyratex Ltd. and Compellent Technologies, Inc. also were notable contributors to performance. In semiconductors, the Fund saw strength in Amtech Systems, Inc. and Cirrus Logic, Inc. as investors looked to capitalize on the semi cycle. Essex is confident in the longevity of the semi cycle, and believes that the Fund is well positioned to benefit accordingly. Software fell out of favor, finishing as the Fund’s softest area in technology for the period. Investors focused on early cycle, capital spending plays in hardware and semiconductors and the Fund’s software holdings were not immune to this phenomenon. Online Resources Corp. lost ground during the period, and Essex sold the position on management turnover and execution concerns. Essex also sold several other detractors in software during the period, including EPIQ Systems, Inc., FalconStor Software, Inc., BigBand Networks, Inc. and Synchronoss Technologies, Inc. Positive contributors in software included GSI Commerce, Inc., Sourcefire, Inc., and CyberSource Corp. GSI Commerce performed very well over the period, driven by strong eCommerce trends and investor enthusiasm for the company’s members-only sale website, RueLaLa. Sourcefire continued to post strong growth for its cyber-security offering. CyberSource was acquired by VISA in April, boosting shares of the E-commerce transaction service provider.

Health Care: After months of lagging performance due to reform uncertainties, the sector brightened in 2010 as the economy improved and political clarity surfaced. Favorable stock selection drove returns, particularly in pharmaceuticals, biotechnology and life sciences companies. Notable positive contributors included PAREXEL International Corp., Par Pharmaceutical Cos., and Varian, Inc. PAREXEL gained traction into the first quarter of 2010 as the company consistently raised expectations, and strong bookings reflected market share gains. Essex took profits in Par late in 2009 and Par benefited from a few promising approval announcements as well as better than expected results. Varian performed strongly on an acquisition bid from Agilent Technologies. Detractors in Pharmaceuticals Biotechnology and Life Sciences included Illumina, Inc. and Affymetrix, Inc. However, these holdings began to post improved performance in 2010 as reform uncertainty lifted. Returns in medical equipment and instruments were hurt as investors grappled with the uncertainties of political reform. Top performers included HeartWare International, Inc., BioScrip, Inc., Neogen Corp., and Volcano Corp. Device maker HeartWare, which was purchased late in 2009, was boosted by trial approval in the U.S. for their ventricular device for congestive heart failure.

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments (continued)

BioScrip reported consistently improving fundamental results, leading to increased confidence in the company’s ability to execute a turnaround, as well as to capitalize on infusion opportunities. Detractors included NuVasive, Inc., TomoTherapy, Inc., and Synovis Life Technologies, Inc. NuVasive and Synovis were both sold during the period based on competitive concerns.

Financials: Stock selection contributed to returns in the sector, driven by exposure to diversified financials. Piper Jaffray Cos. was added to the portfolio during the third quarter of 2009 and contributed to returns. Rising equity markets supported a rebound in the investment banking outlook, particularly for smaller firms like Piper that were positioned to gain market share following 2008’s industry fallout. Essex took profits and sold the position late in 2009. Portfolio Recovery Associates, Inc. was another positive contributor.

Energy: Essex consistently maintained an underweight position in traditional energy, which benefitted returns over the twelve month period. New additions to the Fund during 2010, including Swift Energy Co. and Boots & Coots, Inc., were additive to returns. Investors expect oil and gas producer Swift to experience significant growth this year as a result of anticipated drilling at Olmos and the up-and-coming Eagleford shale. Boots & Coots benefited from strong positioning in niche pressure control and prevention businesses, as well as substantial international exposure. Returns were further enhanced when Halliburton announced that it would acquire the company. In Integrated Oils, GMX Resources, Inc. was negatively impacted by natural gas prices, which negatively influenced investors’ value assessment of the company’s shale assets.

Materials: Selection was weak in Materials; however, this is a small sector in the portfolio. Benchmark returns in the sector were primarily driven by industry groups in which the Fund does not have significant exposure, including textiles and metals. An underweight position and more conservative posture within the sector also weighed on returns. Specific detractors included Zep, Inc. and General Steel Holdings, Inc. Chemical company Zep reported weakening organic growth trends, and Essex sold the position during the period. General Steel was negatively impacted by concerns about macroeconomic slowing in China and the related impact on demand for the company’s steel products.

Industrials: Following a drumbeat of negative economic news, industrials rebounded earlier in 2009 based on expectations of an economic recovery. The sector slowed during the second half of the twelve month period following mixed economic data and the threat of China’s growth cooling off. Stock selection had an unfavorable effect on performance for the twelve month period. In particular, alternative energy exposure was detrimental to performance, as investors grappled with subsidy changes and potential industry consolidation late in the period. This was particularly evident in weak returns from American Superconductor Corp. The stock gave back previous gains as investors worried over excess turbine manufacturing capacity in China, potential industry consolidation, and tighter monetary policy. Essex does not believe these developments will negatively impact American Superconductor, whose customers include large, state-affiliated enterprises that are likely to emerge as the leaders in an industry shakeup. Other alternative energy detractors included Headwaters, Inc., and FuelCell Energy, Inc. Holdings in LSI Industries, Inc. and DXP Enterprises, Inc. also detracted from performance. LSI suffered from the effects of still-weak commercial construction and consumer related markets, although the company’s LED products are likely to gain share longer term. Key contributors included Bucyrus International, Inc. and VSE Corp. Bucyrus benefited from the improved demand in mining and higher precious metal prices, resulting in earnings and guidance that exceeded expectations. VSE Corp. benefitted from a naval contract signed early in the period. Essex took advantage of this strength and sold the position.

Consumer: The twelve month period posted strong consumer returns. Despite persistently weak employment and housing trends, performance rebounded as consumer sentiment was lifted. Selection underperformance negatively impacted returns, particularly in media and consumer services. While the Fund owned strong secular growth companies in media, gains did not keep pace with benchmark returns that were driven by industries in secular decline, such as radio broadcasting. In apparel and retail, the focus on value-oriented consumer companies was a detriment, as those companies underperformed relative to more discretionary companies. However, Essex maintains its focus on consumer companies with a strong value proposition, as recent data points to slowing consumer spending trends. Positive retail contributors included

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments (continued)

Ulta Salon Cosmetics and Fragrance, Inc. and Build-a-Bear Workshop, Inc. Ulta’s success was driven by their ability to gain market share and further realize the benefits of expense reduction. Following the Fund’s purchase in 2010, Build-a-Bear posted improving sales trends with a favorable customer response to the company’s Easter assortment. Pep Boys had a negative influence, and Essex sold the position when the company’s competitors reported weaker than expected sales. In apparel, shoe manufacturer and retailer Steven Madden was additive to returns. Steven Madden continues to succeed with quick inventory flow and trend-right products. In durables, shares of Alpha Pro Tech Ltd. fell when its key distributor announced they would be manufacturing their own line of private label protective apparel. Returns were mixed in the Fund’s auto holdings. The Fund benefited from holdings in Westport Innovations, Inc. which provided exposure to burgeoning growth in the natural gas vehicle market. However, investors retreated when battery manufacturer Exide announced the loss of Wal-Mart as a customer. Essex believes the sell off was exaggerated as Wal-Mart accounts for less than 10% of revenues, and is confident that management can successfully replace the lost volumes. The education sector, which is less cyclical, lagged in 2009 as investors worried about possible negative regulatory changes. As a result, Corinthian Colleges, Inc. and K12, Inc. suffered during the twelve month period. K12 was sold early during the period, when the difficult state budget environment resulted in disappointing enrollments.

Outlook

Essex continues to believe the economic recovery that began in the third quarter of 2009 will strengthen as 2010 progresses. Inventory restocking, a rebound in business investment, and rising exports should be important contributors over the next several quarters. While job creation is on the verge of sustained positive gains, persistently high unemployment and the uneven pace of improvement in housing are key risks to Essex’s forecast. The Federal Reserve is mindful of these challenges, and with inflationary pressures largely absent, they are unlikely to raise interest rates in 2010. This combination of an expanding economy and low bond yields should result in continued superior returns for stocks compared to those for fixed income and cash.

Over the past year, equity market performance has far exceeded consensus expectations, as massive policy stimulus successfully averted the downward spiral in asset values and economic activity. While handwringing over the Federal Reserve’s next steps and the deteriorating fiscal picture for many developed countries will keep financial markets on edge, the trend in corporate profits will remain the key driver for stock prices in the year ahead. In this environment, individual company selection will be critical in achieving above average returns, an enduring strength of Essex’s investment process. Essex’s emphasis remains on companies across a number of sectors where the earnings power has not been fully acknowledged by the market.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in Essex Small/Micro Cap Growth Fund and includes, for periods prior to the Fund’s inception on June 25, 2002, the total return of the Burridge 401(k) Plan Trust, the predecessor account, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The predecessor account began operations on September 28, 2000, and its objectives, policies, guidelines and restrictions were, in all material respects, the same as the Fund’s. The predecessor account was not registered as a mutual fund and, therefore, was not subject to certain investment restrictions that are imposed upon funds. If the predecessor account had been registered as a mutual fund, the predecessor account’s

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

performance may have been adversely affected. The performance of the predecessor account was calculated according to the standardized SEC method, except that quarterly rather than daily fund values were used. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Essex Small/Micro Cap Growth Fund and the Russell 2000® Growth Index since the Fund’s inception through May 31, 2010.

Average Annual Total Returns[1]		One Year	Five Years	Since Inception*
Essex Small/Micro Cap Growth Fund[2,3]
Class A	No Load	25.53%	1.81%	6.92%
Class A	With Load	18.34%	0.61%	6.27%
Class C4	No Load	24.49%	—	(6.20)%
Class C4	With Load	23.49%	—	(6.20)%
Russell 2000® Growth Index[5]		30.54%	3.21%	(0.74)%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

The Fund share classes differ with regard to sales charges and Fund expenses. In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

*	The inception date for class A shares reflects that of the “Predecessor Fund” which commenced operations September 28, 2000. Class C shares commenced operations on March 1, 2006.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2010. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]	Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

[5]

The Russell 2000® Growth Index measures the performance of those companies in the Russell 2000® Growth Index with high price-to-book ratios and higher forecasted values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Essex Small/Micro Cap Growth Fund

Fund Snapshots

May 31, 2010

Portfolio Breakdown

Industry	Essex Small/ Micro Cap Growth Fund**	Russell 2000® Growth Index
Information Technology	38.9%	25.9%
Health Care	24.4%	24.1%
Consumer Discretionary	15.2%	17.8%
Industrials	12.9%	14.7%
Energy	4.4%	3.9%
Financials	2.1%	5.8%
Materials	0.6%	2.5%
Consumer Staples	0.0%	3.7%
Telecommunication Services	0.0%	1.4%
Utilities	0.0%	0.2%
Other Assets and Liabilities	1.5%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Acme Packet, Inc.	2.0%
HeartWare International, Inc.	1.9
Interactive Intelligence, Inc.*	1.8
BioScrip, Inc.*	1.7
Thoratec Corp.	1.7
GSI Commerce, Inc.	1.7
PAREXEL International Corp.	1.7
Blackboard, Inc.*	1.7
Power-One, Inc.	1.6
Neogen Corp.*	1.6

Top Ten as a Group	17.4%

*	Top Ten Holding at November 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments

May 31, 2010

	Shares		Value
Common Stocks - 98.5%
Consumer Discretionary - 15.2%
Alpha Pro Tech, Ltd.*	194,748		$407,023
American Public Education, Inc.*	40,861		1,670,806
Ballantyne Strong, Inc.*	136,383		1,118,341
Build-A-Bear Workshop, Inc.*	197,778		1,673,202
Cinemark Holdings, Inc.	125,042	[2]	1,999,421
Corinthian Colleges, Inc.*	114,477	[2]	1,532,847
Dolan Media Co.*	99,446		1,223,186
Exide Technologies, Inc.*	355,757		1,515,525
La-Z-Boy, Inc.*	115,707		1,373,442
NutriSystem, Inc.	68,528		1,524,748
Steven Madden, Ltd.*	72,866		2,457,770
Ulta Salon, Cosmetics & Fragrance, Inc.*	87,755		2,244,773
US Auto Parts Network, Inc.*	206,323		1,683,596
Westport Innovations, Inc.*	141,925		2,314,797
Wonder Auto Technology, Inc.*	243,157		2,020,635
Total Consumer Discretionary			24,760,112
Energy - 4.4%
China Integrated Energy, Inc.*	169,618		1,589,321
GeoResources, Inc.*	101,660		1,455,771
GMX Resources, Inc.*	99,705		679,988
Swift Energy Co.*	67,350		1,862,228
Tesco Corp.*	149,013		1,673,416
Total Energy			7,260,724
Financials - 2.1%
Cardtronics, Inc.*	145,343		1,882,192
PMA Capital Corp., Class A*	233,835		1,580,724
Total Financials			3,462,916
Health Care - 24.4%
3SBio, Inc., Sponsored ADR*	162,951		2,022,222
Affymetrix, Inc.*	176,830		1,158,236
Alkermes, Inc.*	68,541		778,283
BioScrip, Inc.*	425,179		2,759,412
Bruker Corp.*	120,109		1,529,588
Cutera, Inc.*	82,058		728,675
Eclipsys Corp.*	113,325		2,170,740
ev3, Inc.*	120,938		2,288,147
Given Imaging, Ltd.*	8,727		150,803
Health Grades, Inc.*	154,923		1,050,378
HeartWare International, Inc.*	53,704		3,176,592
Illumina, Inc.*	37,922		1,594,241
Jazz Pharmaceuticals, Inc.*	147,272		1,194,376
MEDTOX Scientific, Inc.*	77,824		925,327
Merge Healthcare, Inc.*	302,390		686,425
Natus Medical, Inc.*	10,100		167,155
Neogen Corp.*	100,715		2,589,383
Omnicell, Inc.*	113,247		1,483,536
PAREXEL International Corp.*	122,194		2,725,537
PDI, Inc.*	145,584		1,192,333
RehabCare Group, Inc.*	69,227		2,013,813
Thoratec Corp.*	62,482		2,741,085
TomoTherapy, Inc.*	351,459		1,107,096
Transcend Services, Inc.*	140,358		1,827,461
Volcano Corp.*	82,252		1,825,172
Total Health Care			39,886,016
Industrials - 12.9%
American Superconductor Corp.*	63,233	[2]	1,938,724
Applied Signal Technology, Inc.	91,380		1,611,943
Bucyrus International, Inc.	35,164		1,883,384
CIRCOR International, Inc.	52,487		1,559,914
DXP Enterprises, Inc.*	116,756		1,822,561
Fuelcell Energy, Inc.*	391,387		841,482
II-VI, Inc.*	40,381		1,353,571
Interface, Inc., Class A	173,192		2,041,068
JA Solar Holdings Co., Ltd., Sponsored ADR*	293,521		1,429,447
Kaydon Corp.	45,431		1,705,480
Layne Christensen Co.*	55,763		1,394,632
LSI Industries, Inc.	206,880		1,208,179
PowerSecure International, Inc.*	147,116		1,390,246
Satcon Technology Corp.*	321,719	[2]	791,429
Total Industrials			20,972,060
Information Technology - 38.9%
Acacia Research Corp.*	120,847	[2]	1,818,747
Acme Packet, Inc.*	111,573		3,270,205
Acxiom Corp.*	96,235		1,675,451
Amtech Systems, Inc.*	121,366		1,149,336
Aruba Networks, Inc.*	132,655	[2]	1,777,577
AudioCodes, Ltd.*	236,994		668,322
Blackboard, Inc.*	67,415		2,699,297
Blue Coat Systems, Inc.*	47,443		1,018,601
Ceva, Inc.*	136,642		1,587,780
Cirrus Logic, Inc.*	153,927		2,188,072
Comtech Group, Inc.*	17,595		119,118
Comverge, Inc.*	130,234		1,242,432
Concur Technologies, Inc.*	46,622		1,972,111

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 38.9% (continued)
DG FastChannel, Inc.*	56,022		$2,379,254
DivX, Inc.*	182,172		1,315,282
Entegris, Inc.*	402,237		2,172,080
GSI Commerce, Inc.*	96,986		2,731,126
InfoSpace, Inc.*	71,361		587,301
Interactive Intelligence, Inc.*	166,110		2,978,352
Ixia*	184,546		1,845,460
Limelight Networks, Inc.*	18,520		80,377
Liquidity Services, Inc.*	135,780		1,800,443
LivePerson, Inc.*	29,254		188,981
Local.com Corp.*	143,828		1,074,395
Ness Technologies, Inc.*	261,024		1,362,545
Network Engines, Inc.*	596,674		1,748,255
Newport Corp.*	143,414		1,488,637
NIC, Inc.	245,721		1,597,187
Park Electrochemical Corp.	58,546		1,515,170
Perficient, Inc.*	162,925		1,738,410
PLX Technology, Inc.*	148,890		720,628
Power-One, Inc.*	342,564		2,675,424
Presstek, Inc.*	202,941		809,735
Radiant Systems, Inc.*	135,503		1,878,072
Renaissance Learning, Inc.	67,311		1,052,071
Richardson Electronics, Ltd.	189,104		1,841,873
Rogers Corp.*	53,639	[2]	1,531,930
Scientific Learning Corp.*	150,496		800,639
Super Micro Computer, Inc.*	106,346		1,462,258
Unica Corp.*	52,092		541,757
Xyratex, Ltd.*	125,107		2,030,487
Zix Corp.*	132,060	[2]	310,341
Total Information Technology			63,445,519
Materials - 0.6%
General Steel Holdings, Inc.*	162,239		446,157
Headwaters, Inc.*	138,986		548,995
Total Materials			995,152
Total Common Stocks (cost $136,439,312)			160,782,499
Short-Term Investments - 5.2%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.18%[3]	8,135,000		8,135,000
BNY Institutional Cash Reserves Fund, Series B*[3,4]	353,256		72,417
Dreyfus Cash Management Fund, Institutional Class Shares, 0.12%	311,139		311,139
Total Short-Term Investments (cost $8,799,395)			8,518,556
Total Investments - 103.7% (cost $145,238,707)			169,301,055
Other Assets, less Liabilities - (3.7)%			(6,092,058)
Net Assets - 100.0%			$163,208,997

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At May 31, 2010, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
Essex Growth Fund	$7,981,490	$81,927	($382,696)	($300,769)

Essex Small/Micro Cap Growth Fund	148,397,494	34,947,704	(14,044,143)	20,903,561

*	Non-income-producing security.
[1]	Yield shown for each investment company represents the May 31, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of May 31, 2010, amounting to:

Fund	Market Value	% of Net Assets
Essex Growth Fund	$248,152	3.4%

Essex Small/Micro Cap Growth Fund	7,938,957	4.9%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon (“BNYM”) established a separate sleeve of the BNY Institutional Cash Reserves Fund (“ICRF”) (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

Investments Definitions and Abbreviations:

ADR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

Managers AMG Funds

Statements of Assets and Liabilities

May 31, 2010

	Essex Growth	Essex Small/Micro Cap Growth
Assets:
Investments at value* (including securities on loan valued at $248,152 and $7,938,957, respectively)	$7,680,721	$169,301,055
Receivable for investments sold	3,494,348	5,066,649
Receivable for Fund shares sold	8,135	85,438
Dividends and other receivables	3,710	7,904
Prepaid expenses	12,412	13,726
Total assets	11,199,326	174,474,772
Liabilities:
Payable for investments purchased	3,504,016	715,551
Payable for Fund shares repurchased	—	1,761,372
Payable upon return of securities loaned	261,551	8,488,256
Accrued expenses:
Investment management and advisory fees	6,442	145,975
Other	37,487	154,621
Total liabilities	3,809,496	11,265,775
Net Assets	$7,389,830	$163,208,997
Net Assets Represent:
Paid-in capital	$12,832,722	$198,088,740
Undistributed net investment income	—	—
Accumulated net realized loss from investments	(5,199,683)	(58,942,091)
Net unrealized appreciation (depreciation) of investments	(243,209)	24,062,348
Net Assets	$7,389,830	$163,208,997
Institutional Class Shares -Net Assets	$7,389,830	n/a
Shares outstanding	977,147	n/a
Net asset value, offering and redemption price per share	$7.56	n/a
Class A Shares - Net Assets	n/a	$160,830,253
Shares outstanding	n/a	10,526,365
Net asset value and redemption price per share	n/a	$15.28
Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - maximum sales charge))	n/a	$16.21
Class C Shares - Net Assets	n/a	$2,378,744
Shares outstanding	n/a	160,858
Net asset value and offering price per share	n/a	$14.79
* Investments at cost	$7,923,930	$145,238,707

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Operations

For the fiscal year ended May 31, 2010

	Essex Growth	Essex Small/Micro Cap Growth
Investment Income:
Dividend income	$33,833	$437,109
Foreign withholding tax	(710)	—
Securities lending fees	5,424	188,916
Total investment income	38,547	626,025
Expenses:
Investment management and advisory fees	83,179	1,860,550
Distribution fees - Class A shares	n/a	458,333
Distribution fees - Class C shares	n/a	27,219
Professional fees	20,795	54,659
Registration fees	16,166	41,598
Custodian	5,387	47,032
Transfer agent	3,868	78,996
Trustees fees and expenses	217	16,715
Reports to shareholders	—	72,731
Miscellaneous	966	14,959
Total expenses before offsets	130,578	2,672,792
Expense reductions	(6,753)	(448)
Net expenses	123,825	2,672,344
Net investment loss	(85,278)	(2,046,319)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,814,799	2,125,707
Net unrealized appreciation (depreciation) of investments	(527,035)	41,778,266
Net realized and unrealized gain	1,287,764	43,903,973
Net increase in net assets resulting from operations	$1,202,486	$41,857,654

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Changes in Net Assets

For the fiscal year ended May 31,

	Essex Growth		Essex Small/Micro Cap Growth
	2010	2009	2010	2009
Increase (Decrease) in Net Assets From Operations:
Net investment loss	($85,278)	($101,728)	($2,046,319)	($1,879,972)
Net realized gain (loss) on investments	1,814,799	(6,435,345)	2,125,707	(58,139,095)
Net unrealized appreciation (depreciation) of investments	(527,035)	(1,614,278)	41,778,266	(24,819,330)
Net increase (decrease) in net assets resulting from operations	1,202,486	(8,151,351)	41,857,654	(84,838,397)
From Capital Share Transactions:
Proceeds from sale of shares	680,540	214,217	49,685,708	144,719,605
Cost of shares repurchased	(1,808,188)	(4,036,396)	(96,453,717)	(70,490,078)
Net increase (decrease) from capital share transactions	(1,127,648)	(3,822,179)	(46,768,009)	74,229,527
Total increase (decrease) in net assets	74,838	(11,973,530)	(4,910,355)	(10,608,870)
Net Assets:
Beginning of year	7,314,992	19,288,522	168,119,352	178,728,222
End of year	$7,389,830	$7,314,992	$163,208,997	$168,119,352
End of year undistributed net investment income	—	—	—	—

The accompanying notes are an integral part of these financial statements.

Essex Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended May 31,
Institutional Class Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$6.58	$11.10	$11.11	$9.97	$8.86
Income from Investment Operations:
Net investment loss	(0.08)[2]	(0.07)[2]	(0.08)[2]	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments	1.06 [2]	(4.45)[2]	0.07 [2]	1.25	1.21
Total from investment operations	0.98	(4.52)	(0.01)	1.14	1.11
Net Asset Value, End of Year	$7.56	$6.58	$11.10	$11.11	$9.97
Total Return[1]	14.89%[3]	(40.72)%	(0.09)%	11.43%	12.53%
Ratio of net expenses to average net assets	1.49%	1.43%	1.27%	1.24%	1.29%
Ratio of net investment loss to average net assets[1]	(1.03)%	(0.89)%	(0.72)%	(0.77)%	(0.68)%
Portfolio turnover	174%	133%	171%	100%	74%
Net assets at end of year (000’s omitted)	$7,390	$7,315	$19,289	$15,847	$24,092

Ratios absent expense offsets:[4]
Ratio of total expenses to average net assets	1.57%	1.49%	1.47%	1.31%	1.33%
Ratio of net investment loss to average net assets	(1.11)%	(0.95)%	(0.91)%	(0.84)%	(0.73)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]	Per share numbers have been calculated using average shares.
[3]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[4]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

Essex Small/Micro Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended May 31,
Class A Shares	2010	2009	2008	2007	2006*	2005
Net Asset Value, Beginning of Period	$12.17	$19.92	$21.35	$18.93	$14.81	$15.18
Income from Investment Operations:
Net investment loss	(0.16)[2]	(0.15)[2]	(0.22)[2]	(0.21)	(0.06)	(0.26)
Net realized and unrealized gain (loss) on investments	3.27 [2]	(7.60)[2]	(0.97)[2]	2.72	4.94	0.48 [3]
Total from investment operations	3.11	(7.75)	(1.19)	2.51	4.88	0.22
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	(0.24)	(0.09)	(0.76)	(0.59)
Net Asset Value, End of Period	$15.28	$12.17	$19.92	$21.35	$18.93	$14.81
Total Return[1]	25.55%[5]	(38.91)%[5]	(5.78)%	13.40%	33.35%	1.16%
Ratio of net expenses to average net assets	1.43%	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of net investment loss to average net assets[1]	(1.09)%	(1.11)%	(1.06)%	(1.11)%	(1.04)%	(1.26)%
Portfolio turnover	101%	67%	57%	100%	78%	118%
Net assets at end of period (000’s omitted)	$160,830	$165,444	$170,132	$93,097	$66,702	$8,510

Ratios absent expense offsets:[4]
Ratio of total expenses to average net assets	1.43%	1.49%	1.49%	1.50%	1.91%	2.17%
Ratio of net investment loss to average net assets	(1.09)%	(1.11)%	(1.06)%	(1.12)%	(1.45)%	(1.92)%

	For the fiscal year ended May 31,				For the fiscal period ended May 31, 2006*
Class C Shares	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.87	$19.58	$21.14	$18.89	$19.71
Income from Investment Operations:
Net investment loss	(0.26)[2]	(0.27)[2]	(0.37)[2]	(0.18)	(0.04)
Net realized and unrealized gain (loss) on investments	3.18 [2]	(7.44)[2]	(0.96)[2]	2.52	(0.78)
Total from investment operations	2.92	(7.71)	(1.33)	2.34	(0.82)
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	(0.23)	(0.09)	—
Net Asset Value, End of Period	$14.79	$11.87	$19.58	$21.14	$18.89
Total Return[1]	24.60%[5]	(39.38)%[5]	(6.42)%	12.41%	(4.11)%[6]
Ratio of net expenses to average net assets	2.18%	2.24%	2.24%	2.24%	2.24%[7]
Ratio of net investment loss to average net assets[1]	(1.84)%	(1.90)%	(1.81)%	(1.86)%	(1.76)%[7]
Portfolio turnover	101%	67%	57%	100%	78%[6]
Net assets at end of period (000’s omitted)	$2,379	$2,676	$8,596	$4,331	$2,709

Ratios absent expense offsets:[4]
Ratio of total expenses to average net assets	2.18%	2.24%	2.24%	2.25%	2.56%[7]
Ratio of net investment loss to average net assets	(1.84)%	(1.90)%	(1.81)%	(1.87)%	(2.08)%[7]

*	At the close of business February 28, 2006, all existing shares of the Essex Small/Micro Cap Growth Fund became Class A Shares. Class C shares commenced operations on March 1, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]	Per share numbers have been calculated using average shares.
[3]	The per share number is inconsistent with the Statement of Operations due to the timing of capital share activity.
[4]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes recoupment of previous reimbursements, and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[6]	Not Annualized.
[7]	Annualized.

Managers AMG Funds

Notes to Financial Statements

May 31, 2010

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds, Essex Growth Fund (“Growth”) and Essex Small/Micro Cap Growth Fund (“Small/Micro Cap”) (each a “Fund” and collectively the “Funds”).

Small/Micro Cap offers two classes of shares, Class A and Class C. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Sales of Small/Micro Cap Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Small/Micro Cap Class A and C shares may be subject to a contingent deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of certain investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (“the Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate their NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

Managers AMG Funds

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of May 31, 2010:

	Level 1	Level 2	Level 3	Total
Growth
Investments in Securities
Common Stocks[1]	$7,408,957	—	—	$7,408,957
Short-Term Investments	264,681	$7,083	—	271,764

Total Investments in Securities	$7,673,638	$7,083	—	$7,680,721

	Level 1	Level 2	Level 3	Total
Small/Micro Cap
Investments in Securities
Common Stocks[1]	$160,782,499	—	—	$160,782,499
Short-Term Investments	8,446,139	$72,417	—	8,518,556

Total Investments in Securities	$169,228,638	$72,417	—	$169,301,055

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Funds, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Funds. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Growth Fund had certain portfolio trades directed to various brokers who paid a portion of the Fund’s expenses. For the fiscal year ended May 31, 2010, under these arrangements the amount by which the Fund’s expenses were reduced and the impact on the expense ratio was $6,734 or 0.08%.

Managers AMG Funds

Notes to Financial Statements (continued)

The Funds have a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended May 31, 2010, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended May 31, 2010, overdraft fees for Growth and Small/Micro Cap equaled $2 and $158, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended May 31, 2010, the transfer agent expense was reduced as follows: Growth - $19 and Small/Micro Cap - $448.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Portfolio – Capital Shares. For the fiscal year ended May 31, 2010, the management fee was not reduced.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, options, futures, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. No distributions were paid during the fiscal years ended May 31, 2010 and May 31, 2009.

As of May 31, 2010, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Growth	Small/Micro Cap
Capital loss carryforward	$5,142,123	$55,783,304
Undistributed short-term capital gains	—	—
Undistributed long-term capital gains	—	—

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended May 31, 2007-2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryovers and Deferrals

As of May 31, 2010 the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires May 31,
Growth	$2,605,113	2017
	2,537,010	2018

Total	$5,142,123

Small/Micro Cap	$18,966,387	2017
	36,816,917	2018

Total	$55,783,304

For the fiscal year ended May 31, 2010, the Funds did not utilize any capital loss carryovers.

Managers AMG Funds

Notes to Financial Statements (continued)

Under current tax law, capital losses realized after October 31 each year may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended May 31, 2010, the Funds did not have any deferred post-October losses.

g. Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the fiscal years ended May 31, 2010, and May 31, 2009, the capital stock transactions by class for the Funds were:

	Growth
	2010		2009
	Shares	Amount	Shares	Amount
Institutional Class Shares
Sale of shares	93,833	$680,540	30,435	$214,217
Shares repurchased	(228,170)	(1,808,188)	(656,716)	(4,036,396)

Net decrease	(134,337)	($1,127,648)	(626,281)	($3,822,179)

	Small/Micro Cap
	2010		2009
	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	3,518,767	$49,522,135	10,423,501	$143,484,260
Shares repurchased	(6,583,901)	(95,370,885)	(5,372,927)	(66,215,487)

Net increase (decrease)	(3,065,134)	($45,848,750)	5,050,574	$77,268,773

Class C Shares
Sale of shares	11,647	$163,573	75,412	$1,235,345
Shares repurchased	(76,171)	(1,082,832)	(289,165)	(4,274,591)

Net decrease	(64,524)	($919,259)	(213,753)	($3,039,246)

At May 31, 2010, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Funds as follows: Growth – 1 account owns 30%; Small/ Micro Cap – 2 accounts own 46%. Transactions by these shareholders may have a material impact on their respective Funds.

Managers AMG Funds

Notes to Financial Statements (continued)

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by Essex Investment Management Co., LLC (“Essex”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Essex with respect to each of the Funds. AMG indirectly owns a majority interest in Essex.

Growth and Small/Micro Cap are obligated by each Investment Management Agreement to pay monthly a management fee to the Investment Manager at an annual rate of 1.00% of the average daily net assets of each Fund. Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Essex, Essex reimburses the Investment Manager for the costs that the Investment Manager bears in providing such services to the Funds.

The Investment Manager has contractually agreed, through at least October 1, 2010, to waive fees and pay or reimburse expenses of Small/Micro Cap to the extent total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) exceed the following percentages of the Fund’s average daily net assets: Class A – 1.49%, Class C – 2.24%.

Small/Micro Cap is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the previously stated expense limitation percentage based on the Fund’s average daily net assets. For the fiscal year ended May 31, 2010, Small/Micro Cap made no repayments to the Investment Manager. At May 31, 2010, there was no cumulative amount of reimbursement by the Investment Manager subject to repayment by Small/Micro Cap.

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represent the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

Small/Micro Cap adopted a distribution and service plan (the “Plan”) with respect to the Class A and Class C shares of the Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, Small/ Micro Cap may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI up to 0.25% and 1.00% annually of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A or Class C shares of Small/Micro Cap for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund

Managers AMG Funds

Notes to Financial Statements (continued)

loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended May 31, 2010, the following Funds borrowed from other Funds in the Fund family: Growth borrowed $122,043 for 2 days paying interest of $4; Small/ Micro Cap borrowed varying amounts up to $8,495,993 for 15 days paying interest of $1,665. The interest amounts are included in the Statement of Operations as miscellaneous expense. During the same period, the Funds did not lend to other Funds in the Fund Family.

3. Purchases and Sales of Securities

Purchases and sales of investment securities ( excluding short-term securities and U.S. Government obligations) for the fiscal year ended May 31, 2010, for Growth were $14,149,163 and $15,244,857, respectively; and for Small/Micro Cap were $181,963,866 and $222,097,066, respectively. There were no purchases or sales of U.S. Government obligations for either Fund.

4. Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established a separate sleeve of the ICRF to hold these securities. The net impact of these positions is not material to each Fund. Each Fund’s position, if any, in the separate sleeves of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6. Subsequent Events

The Funds have determined that no additional material events or transactions occurred through the issuance date of the Funds’ financial statements, which require additional disclosure in the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amounts allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2009 and 2010 Form 1099-DIVs you receive for the Funds will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, Growth and Small/Micro Cap hereby designate as a capital gain distribution with respect to the taxable year ended May 31, 2010, $0 and $0, respectively or, if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Essex Growth Fund and Essex Small/Micro Cap Growth Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Essex Growth Fund and Essex Small/Micro Cap Growth Fund (two of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”) at May 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

July 08, 2010

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 •Trustee since 1999 •Oversees 33 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

William E. Chapman, II, 9/23/41 •Independent Chairman •Trustee since 1999 •Oversees 33 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (resigned Nov. 2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Edward J. Kaier, 9/23/45 •Trustee since 1999 •Oversees 33 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Steven J. Paggioli, 4/3/50 •Trustee since 2004 •Oversees 33 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (24 portfolios).

Eric Rakowski, 6/5/58 •Trustee since 1999 •Oversees 33 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios).

Thomas R. Schneeweis, 5/10/47 •Trustee since 2004 •Oversees 33 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present); Trustee of Aston Funds (24 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 •Trustee since 2008 •Oversees 33 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 •Trustee since 2008 •President since 2008 •Oversees 33 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 •Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 •Chief Financial Officer since 2007 •Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 •Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 •Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

Essex Investment Management Co., LLC

125 High Street, 29th Floor

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

2	Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

Trustees

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS

EMERGING MARKETS EQUITY
Rexiter Capital Management Limited
Schroder Investment Management North America Inc.

ESSEX GROWTH
ESSEX LARGE CAP GROWTH
ESSEX SMALL/MICRO CAP GROWTH
Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY
FQ U.S. EQUITY
First Quadrant, L.P.

GW&K SMALL CAP EQUITY
Gannett Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP
MICRO-CAP
Lord, Abbett & Co. LLC
WEDGE Capital Management L.L.P.
Next Century Growth Investors LLC
RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY
AllianceBernstein L.P.
Lazard Asset Management, LLC
Martin Currie Inc.

CHICAGO EQUITY PARTNERS MID-CAP
Chicago Equity Partners, LLC

REAL ESTATE SECURITIES
Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH
Renaissance Group LLC

SKYLINE SPECIAL EQUITIES
PORTFOLIO
Skyline Asset Management, L.P.

FRONTIER SMALL CAP GROWTH
Frontier Capital Management Company, LLC

SPECIAL EQUITY
Ranger Investment Management, L.P.
Lord, Abbett & Co. LLC
Smith Asset Management Group, L.P.
Federated MDTA LLC

SYSTEMATIC VALUE
SYSTEMATIC MID CAP VALUE
Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH
TIMESSQUARE SMALL CAP GROWTH
TimesSquare Capital Management, LLC

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED
Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES FQ GLOBAL ESSENTIALS
First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS) FIXED INCOME
GLOBAL BOND
Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)
Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE
Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND
GW&K MUNICIPAL ENHANCED YIELD
Gannett Welsh & Kotler, LLC

HIGH YIELD
J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT SHORT DURATION GOVERNMENT
Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a) (1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2010	Fiscal 2009
Essex Growth Fund	$19,247	$18,739
Essex Small/Micro Cap Growth Fund	$19,293	$18,776

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2010	Fiscal 2009
Essex Growth Fund	$5,300	$5,416
Essex Small/Micro Cap Growth Fund	$7,000	$7,237

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2009	2008	2009	2008	2009	2008
Control Affiliates	$580,765	$343,015	$479,175	$897,895	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/S/ JOHN H. STREUR
John H. Streur, President

Date:	July 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JOHN H. STREUR
John H. Streur, President

Date:	July 23, 2010

By:	/S/ DONALD S. RUMERY
Donald S. Rumery, Chief Financial Officer

Date:	July 23, 2010